GENVEC

Clinical Development of TNFerade™ as an Anticancer Therapeutic

American Society of Gene Therapy
May 29, 2008

Mark Thornton, MD, MPH, PhD
Senior Vice-President, Product Development

GenVec

- Building business opportunities with reduced risk by leveraging our core adenovector technology platform
  - Therapeutics
  - Vaccines

TNFerade™

- TNFerade™ is an adenovector containing the Tumor Necrosis Factor Alpha (TNFα) gene
- Administered intratumorally
- Causes the secretion of TNFα protein in tumors, minimizing TNFα levels in the bloodstream
- TNFerade™ is intended for use in combination with standard chemotherapy and/or radiation therapy


Radiation or Chemotherapy
TNFerade™
Radiation and chemotherapy increase the production of Tumor Necrosis Factor Alpha (TNFα) inside the tumor.
TNFα destroys tumor blood vessels and leads to tumor cell death.

GENVEC

TNFα

- Causes collapse of tumor vasculature
- Stimulates apoptotic pathways
- Increases expression of MHC Class I and II antigens
- Enhances infiltration of CD8+ T cells

TNFerade™

- TNFα is an approved drug for cancer
  - Controlling delivery has been problematic
  - TNFα in the blood is toxic
- Attractive mechanism of action
- Successful treatment requires sustained TNFα in the tumor – not in the blood
- Adenovector technology solves the TNFα delivery problem
- May improve local control for better long-term outcome

Early Clinical Findings


Phase I Results
Complete Response 17%
Partial Response 30%
Minor Response 27%
Stable Disease 13%
Progressive Disease 13%

- 73% overall response rate
  - rectal
  - breast
  - melanoma
  - lung
  - pancreas
  - hepatocellular
  - head/neck
  - sarcoma
  - bladder
  - adrenal
  - biliary
- Feasible
- Well-tolerated

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Phase I Response to TNFerade™ and Radiation Therapy


Distance 1:
Distance 2:

Pancreatic Tumor Pre-treatment


PANCREATIC TUMOR
ORAL & IV CONTRAST

4 Months Post-treatment

GENVEC

Phase I Response to TNFerade™ Plus Chemotherapy and Radiation


UCI MED CENTER
:17645706
:AW
1:EUS



Pancreatic Cancer—2 x 2 cm mass present at resection; Pathology: no viable tumor cells (Complete Pathological Response)

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Cancers Where Local Control Can Lead to Patient Benefit


Head and Neck Cancer
Esophageal Cancer
Locally Advanced Pancreatic Cancer
Rectal Cancer

- Feasible delivery
- Regulatory path clear
- Medical need

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TNFerade™ Clinical Status

Indication	Pre-Clinical	Phase I	Phase II	Phase III
Pancreatic Cancer				
Esophageal Cancer				
Rectal Cancer				
Head & Neck Cancer				

TNFerade™ Phase II Dose Escalation Study – Locally Advanced Pancreatic Cancer (LAPC)



Low Dose, 4 x 10⁹ PU
Mid Dose, 4 x 10¹⁰ PU
MTD, 4 x 10¹¹ PU
Probability
1.00
0.75
0.50
0.25
0.00
0
3
6
9
12
15
18
21
24
27
30
33
36
Months since start of treatment

Senzer et al., ASGT May 2006

Data as of 5-10-06

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Results of Phase II Trial in LAPC

- TNFerade™ administered by two methods (PTCA, EUS)
- Dose-limiting toxicities identified
- Dose for Phase III testing determined
- Survival effect size allowed sample size calculation for Phase III

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Pancreas Cancer Clinical Trial with TNFerade™ (PαCT) Study

- Indication: First-line therapy concurrent with 5-FU and RT, followed by maintenance gemcitabine or gemcitabine/erlotinib, for patients with locally advanced pancreatic cancer (LAPC)

- Patient population: Newly diagnosed, unresectable, LAPC. Patients with metastatic disease excluded

- Single trial can support registration

PACT: Phase III Trial in LAPC

- Standard of care (SOC) vs. TNFerade™ + SOC
  - Randomized, controlled 330-patient trial
    - 159 patients enrolled as of 4/30/08
- Overall survival is primary endpoint
- Three interim overall survival analyses
  - After 12 events (in December 2006) as part of FDA risk/benefit evaluation to add EUS method of administration
  - After 92 events, expected in the second half of 2008
  - After 184 events, expected in the second half of 2009

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PαCT Treatment Schema



SOC
Day 1:
Randomization
2:1
Week 1
Week 2
Week 3
Week 4
Week 5
5 ½ weeks concurrent chemoradiation (5 days weekly)
TNFerade™ + SOC
4 Weeks following chemo-radiation completion: gemcitabine or gemcitabine/erlotinib maintenance
Day 1 of each week: TNFerade Injection

PαCT Study – Interim Analysis #1

- Performed December 2006
- Analyzed safety and efficacy of first 51 patients treated
  - Safety:
    - First opportunity to have controlled data to delineate any safety concerns
    - A favorable risk/benefit profile would allow delivery of TNFerade™ by EUS method
  - Efficacy:
    - Overall Survival

Baseline Demographics
Interim Analysis #1 Results

Baseline Demographics	SOC n = 18	TNFerade™ + SOC n = 33
Mean age (years)	62.9	59.3
% Male	50.0	54.6
Mean Tumor size (mm)[1]	62.1	65.0
T4 Primary Tumor Staging (#pts [%])	10 (56%)	24 (73%)
N1 Staging [#pts (%)]	6 (33%)	10 (30%)

1 – Measurements based on largest diameter

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Interim Analysis #1 Safety Results

- Serious Adverse Events (SAEs)
  - No statistically significant difference in SAEs between the treatment and control groups
  - Events were noted as unrelated to TNFerade™
- Thrombotic Events
  - Eleven patients (33%) receiving TNFerade™ with SOC and seven patients (39%) receiving SOC alone had a thrombotic event
  - Growing consensus is that thrombotic events are due to underlying disease (GI malignancy) rather than due to product

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Overall Survival Data from Interim Analysis #1

51 Patients Randomized by Treatment as of 11/15/06+



SOC
TNFerade™ + SOC
Survival
1.0
0.8
0.6
0.4
0.2
0.0
Median Survival:
TNFerade™ + SOC = 19.3 months
SOC = 11.1 months
*
0
100
200
300
400
500
600
Days

\+ The logrank statistic for comparison between the two arms is X^2 = 2.014 (p=0.16)

* Longest survival, as of 11/15/06

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Interim Analysis #1 Conclusions

- TNFerade™ is well tolerated and is mostly associated with Grade I/II flu-like symptoms
- No evidence of thrombotic events related to product. EUS method of delivery added January 2007
- Preliminary survival data is encouraging in favor of TNFerade™ arm

Rationale for Esophageal Cancer


Baseline

Delivery of TNFerade™ through endoscopy


Week 5

- Local progression is devastating
- Chemoradiation followed by surgery
- Poor clinical outcomes
- Encouraging Phase I responses

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Phase II TNFerade™ Study in Esophageal Cancer

- Indication: First-line therapy concurrent with standard chemoradiation in patients with locally advanced esophageal cancer

- Patient population: Newly diagnosed, stage II and III, limited to esophagus and regional lymph nodes, considered resectable. Patients with metastatic disease excluded

Phase II TNFerade™ Study in Esophageal Cancer

- Study design
  - Two part study
    - » Part 1: Dose ranging
      - To discern optimal parameters for Part 2
    - » Part 2: Single arm study
      - Single arm, 50 patient study
      - Primary endpoint: pCR rate
      - Secondary endpoints: OS, 12 month survival, time-to-progression, disease-free survival

Phase II TNFerade™ Study in Esophageal Cancer

TNFerade™:

- delivered once per week x 5 weeks
- intratumoral injection via ultrasound-guided or conventional endoscopy

Concurrent Chemoradiation:

- Chemotherapy:
  - Cisplatin 75 mg/m^2 on Day 1 and Day 29
  - 5-FU 1000 mg/m^2/day for 96 hrs on Day 1 and Day 29
- Radiation:
  - 45 Gy total dose (1.8 Gy fractions, 5 days/wk x 5 wks)


Endoscope
Trachea
Endoscope
Esophagus
Esophageal Tumor

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Results – Tumor Responses

	$4x10^8$ pu (n=7)	$4x10^9$ pu (n=4)	$4x10^{10}$ pu (n=5)	$4x10^{11}$ pu (n=8)
Resected (# patients)	6/7 *(1 died prior to resection)*	3/4 *(1 with contra-indication to resection)*	4/5 *(1 non-resectable at exploration)*	6/8 *(1 died due to pulmonary emboli, 1w/ friable esophagus)*
Pathological Complete Response (pCR)	1/6 (17%)	3/3 (100%)[1]	1/4 (25%)	1/7 (14%) [1,2]
N1 at entry, path evaluable	4	3	4	5
N0 at pathology	2/4 (50%)	3/3 (100%)	3/4 (75%)	1/5 (20%)
T3 at entry, path evaluable	6	3	4	7
T3 → T2 - T0 on pathology	3/6 (50%)	3/3 (100%)	1/4 (25%)	4/7 (57%)

[1] Two additional patients (one treated at $4x10^9$ pu, and one treated at $4x10^{11}$ pu) who did not undergo surgical resection experienced complete responses radiographically.

[2] Pathology obtained via autopsy.

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Results—Luminal Responses


Pre-treatment
Week 1
Week 2
Week 3,
asymptomatic
Week 4
Week 5

Patient 13:

- originally staged T3N1
- treated with TNFerade™ $4x10^9$ pu
- pathologic complete response in primary tumor and lymph nodes.


Baseline
Week 5



Patient 3

- originally staged T3N1
- treated with TNFerade $4x10^8$ pu
- pathologic complete response in primary tumor and lymph nodes (H&E stains show pathology from one resected lymph node.)

Esophageal Cancer Overall Survival in Combined Dose Groups


Kaplan–Meier Plot With Historical Comparisons
TNF
Walsh
Le Prise
Nygaard
Bossett
Law
Urba
Apinop
Probability of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
10
20
30
40
50
60
Months since start of treatment

N: TNF=24; Bossett= 143; Walsh=58; Law=559; Urba=50; Le Prise=41; Nygaard=47; Apinop=35
Median Survival: TNF=48.4; Bossett= 18.6; Walsh= 16; Law= 15; Urba= 16.9; Le Prise= 10; Nygaard=; Apinop=9.7

GENVEC

TNFerade™: Overall Survival in Esophageal Cancer

- Median survival of all patients treated with TNFerade™ was 48.4 months

- Literature review of trials in comparable patients indicated a range in median survival of from 9.7 to 18.6 months

- Highest median survival reviewed (MD Anderson case series) was 34 months

TNFerade™ in Esophageal Cancer

- Top-line data will be expanded upon at a future scientific meeting
- Good indication for label expansion
  - Clinical trial design plans

Rationale for Rectal Cancer

- Chemoradiation followed by surgical removal of tumor is the preferred treatment
- Effective local control improves surgical outcome and avoidance of colostomy
- Encouraging Phase I data led to ongoing clinical trial
- TNFerade™ being evaluated in combination with chemoradiation to improve responses and reduce the number of colostomies



GENVEC

TNFerade™ for Rectal Cancer Ongoing Phase II Trial

- Current Phase II
  - Initial evaluation of dose and activity in 10 patients in collaboration with the NCI
  - Single site study
- Primary endpoint is rate of complete pathologic tumor response
- Data presented at ASTRO (October 2007)
  - 7 patients currently enrolled
  - Clinician expected all to require sphincter-removing surgery
  - 7/7 sphincter sparing surgeries
  - 5/7 complete pathological response

Rationale for Head and Neck Cancer

- Improved local control is key
- Surgery and chemoradiation are the standard of care
- Tumors are generally accessible for local treatment
- Recurrent disease is an attractive first target

Initial Results in Head and Neck Cancer

- CORE study
  - Recurrent disease
  - TNFerade™ dose setting
  - NCI supported trial at the University of Chicago

- Data for ASCO 2008
  - Safety, dose escalation, and preliminary objective response data will be presented May 31, 2008

GENVEC

Summary: TNFerade™ as an Anticancer Agent


Head and Neck Cancer
Esophageal Cancer
Locally Advanced
Pancreatic Cancer
Rectal Cancer

- Highly active in multiple indications
- Favorable safety profile
- Clinical data indicate enhanced local control manifesting in survival benefit

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